Fair Value Measurement	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Fair Value Measurement
FAIR VALUE MEASUREMENT

FASB authoritative guidance which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements including guidance related to nonrecurring measurements of nonfinancial assets and liabilities.

The following table presents the Company's financial instruments that are measured at fair value on a recurring basis as of January 1, 2011 and are categorized using the fair value hierarchy under FASB authoritative guidance.  The fair value hierarchy has three levels based on the reliability of the inputs used to determine the fair value.

		Fair Value Measurements at January 1, 2011 Using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In thousands of dollars)	Total	(Level 1)	(Level 2)	(Level 3)
Derivative assets	$428	$—	$428	$—
Derivative liabilities	(16)	—	(16)	—
Total	$412	$—	$412	$—

Derivative assets consist of the Company's natural gas swap, natural gas option and heating oil swap contracts, which represents the difference between the observable market rates of commonly quoted intervals for similar assets and liabilities in active markets and the fixed swap and option rate considering the instruments term, notional amount and credit risk.  See Note 14 Derivatives for breakdown by instrument type.

Derivative liabilities consist of the Company's natural gas swap contracts, which represent the difference between the observable market rates of commonly quoted intervals for similar assets and liabilities in active markets and the fixed swap rate considering the instrument’s term, notional amount and credit risk.  See Note 14 Derivatives for breakdown by instrument type.